EXHIBIT 4.5 - FORM OF INDENTURE SUPPLEMENT


                       FNANB CREDIT CARD MASTER NOTE TRUST

                                     Issuer,

                                       and


                               JPMORGAN CHASE BANK

                                Indenture Trustee


                       SERIES [_____] INDENTURE SUPPLEMENT

                                 Dated as of [     ]

                               TABLE OF CONTENTS

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                                                                                          Page
ARTICLE I        CREATION OF THE SERIES [_____] NOTES .................................      1

     Section 1.1      Designation .....................................................      1

ARTICLE II       DEFINITIONS ..........................................................      1

     Section 2.1      Definitions .....................................................      1

     Section 2.2      Minimum Transferor Interest Percentage and Minimum Aggregate
                      Principal Receivables ...........................................     22

     Section 2.3      Reassignment and Transfer Terms .................................     22

     Section 2.4      Delivery and Payment for the Notes ..............................     22

     Section 2.5      Form of Delivery of the Series [_____] Notes ....................     22

ARTICLE III      SERVICING COMPENSATION ...............................................     23

     Section 3.1 ......................................................................     23

ARTICLE IV       RIGHTS OF SERIES [_____] NOTEHOLDERS AND ALLOCATION AND APPLICATION OF
                 COLLECTIONS ..........................................................     23

     Section 4.1      Collections and Allocations .....................................     23

     Section 4.2      Determination of Monthly Interest ...............................     25

     Section 4.3      Determination of LIBOR ..........................................     28

     Section 4.4      Determination of Monthly Principal ..............................     28

     Section 4.5      Application of Available Funds and Available Principal
                      Collections .....................................................     31

     Section 4.6      Finance Charge Shortfall ........................................     35

     Section 4.7      Investor Charge-Offs ............................................     35

     Section 4.8      Subordinated Principal Collections ..............................     36

     Section 4.9      Principal Shortfall .............................................     36

     Section 4.10     The Policy ......................................................     37

     Section 4.11     Principal Funding Account .......................................     38

     Section 4.12     Reserve Account .................................................     39

     Section 4.13     Postponement of Accumulation Period .............................     42

     Section 4.14     Suspension of Accumulation Period ...............................     42

     Section 4.14     Suspension of Accumulation Period ...............................     42

                                TABLE OF CONTENTS
                                   (continued)

                                                                                          Page
     Section 4.15     Spread Account .................................................      42

ARTICLE V       DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS .............................      44

     Section 5.1      Distributions ..................................................      44

     Section 5.2      Statements to Series [_____] Noteholders .......................      46

ARTICLE VI      EARLY AMORTIZATION EVENTS ............................................      47

     Section 6.1      Early Amortization Events ......................................      47

ARTICLE VII     MISCELLANEOUS ........................................................      49

     Section 7.1      Restrictions on Transfer .......................................      49

     Section 7.2      Ratification of Master Pooling and Servicing Agreement .........      54

     Section 7.3      Counterparts ...................................................      55

     Section 7.4      Governing Law ..................................................      55

     Section 7.5      Subordination of Certain Termination Payments ..................      55

     Section 7.6      Paired Series ..................................................      55

EXHIBIT A           Form of Class A Note
EXHIBIT B           Form of Class B Note
EXHIBIT C           Form of Servicer Report
EXHIBIT D           Form of Monthly Statement
EXHIBIT E           Form of Transfer Certificate

         SERIES [_____] INDENTURE SUPPLEMENT, dated as of [___] (the "Indenture Supplement"), between FNANB CREDIT CARD MASTER NOTE TRUST, a business trust organized and existing under the laws of the State of Delaware (herein, the "Issuer"), and JPMORGAN CHASE BANK, a bank organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Indenture Trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of [_____] (the "Master Indenture") between the Issuer and the Indenture Trustee (the Master Indenture, together with this Indenture Supplement, the "Indenture").

         Pursuant to Section 2.12 of the Indenture, the Seller may direct the Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement.

                                   ARTICLE I

                      CREATION OF THE SERIES [_____] NOTES

         Section 1.1 Designation. The Notes issued hereunder shall be designated generally as the Series [_____] Notes. The Series [_____] Notes shall be one of the Series of Notes in Group One and shall be a Principal Sharing Series. The Series [_____] Notes shall be issued initially in two certificated Classes, which Classes shall be designated generally as the Class A Floating Rate Asset Backed Notes, Series [_____] and the Class B Floating Rate Asset Backed Notes, Series [_____]. The first Distribution Date with respect to Series [_____] shall be [_____]. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall govern.

                                   ARTICLE II

                                   DEFINITIONS

         Section 2.1 Definitions.

         (a) All capitalized terms not otherwise defined herein are defined in Annex A to the Master Indenture. All Article or Section references herein mean Articles or Sections of this Indenture Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Master Indenture, each capitalized term used or defined herein shall relate only to the Series [_____] Notes, and to no other Series of Notes issued by the Issuer. The interpretive rules specified in
Section 1.2 of the Master Indenture also apply to this Indenture Supplement. The following words and phrases shall have the following meanings with respect to the Series [_____]

Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

         "Accumulation Period" means, unless an Early Amortization Event with respect to Series [_____] shall have occurred prior thereto, the period commencing at the close of business on the last day of the [_____] Collection Period, or such later date as shall be determined in accordance with Section
4.13 or Section 4.14, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Class A Notes and the Class B Notes and (c) the Final Series Maturity Date.

         "Accumulation Period Factor" means, for each Collection Period, a fraction (a) the numerator of which is equal to the sum of the initial note principal balances (or other corresponding amounts) of all outstanding Note Series and the initial invested amounts of all outstanding Certificate Series, and the denominator of which is equal to the sum of (a) the Initial Note Principal Balance, (b) the initial note principal balances (or other corresponding amounts) of all outstanding Note Series (other than Series [_____]) and the initial invested amounts of all outstanding Certificate Series, in each case which are not expected to be in their revolving periods during such Collection Period and (c) the initial note principal balances (or other corresponding amounts) of all outstanding Note Series (other than Series [_____]) and the initial invested amounts of all outstanding Certificate Series, in each case which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Collection Period.

         "Accumulation Period Length" is defined in Section 4.13.

         "Additional Reimbursement Amounts" is defined in the Insurance
Agreement.

         "Adjusted Invested Amount" means, as of any date, an amount equal to the sum of the Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date (excluding interest and other investment earnings on such amount).

         "Allocable Amount" means, for any Distribution Date, the sum of the Investor Default Amount for such Distribution Date and the Series Adjustment Amount for Series [_____] as of the end of the preceding Collection Period.

         "Assignee" is defined in Section 7.1(c).

         "Available Funds" means, for any Collection Period, an amount equal to the sum of (a) the Floating Allocation Percentage of Collections of Finance

Charge Receivables for such Collection Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Collection Period in accordance with the Indenture, (b) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Collection Period and included in Available Funds pursuant to Section 4.11(c),
(c) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Available Funds pursuant to Section 4.12(d) and (d) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Available Funds pursuant to Section 4.12(e).

         "Available Principal Collections" means, for any Distribution Date, an amount equal to (a) the applicable Invested Percentage of Collections of Principal Receivables for the preceding Collection Period, plus (b) the amounts included in Available Principal Collections for such Distribution Date pursuant to Section 4.5 and proceeds of any draw on the Policy relating to a Potential Class A Charge-Off for the related Determination Date, plus (c) Shared Principal Collections allocated to Series [_____], plus (d) during the Early Amortization Period, any amounts allocated to Series [_____] as described in Section 4.9, minus (e) Subordinated Principal Collections applied pursuant to Section 4.8 for such preceding Collection Period.

         "Available Reserve Account Amount" means, for any Distribution Date, the lesser of (a) the amount on deposit in and available to be withdrawn from the Reserve Account on such Distribution Date (before giving effect to any deposit or withdrawal to be made to or from the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

         "Base Rate" means, for any Collection Period, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is the sum of the Monthly Interest and the Monthly Series Enhancement Fee for the Distribution Date immediately following the last day of such Collection Period (adjusted, in the case of the first Collection Period, by multiplying such Monthly Interest and Monthly Series Enhancement Fee by the percentage equivalent of a fraction, the numerator of which is 360 and the denominator of which is the number of days in the first Interest Period) and the denominator of which is the Adjusted Invested Amount as of the last day of the Collection Period preceding such Collection Period (or, in the case of the first Collection Period, as of the Closing Date) and (b) the product of (i) [_____]% per annum and (ii) the percentage equivalent of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Adjusted Invested Amount, each as of the last day of such preceding Collection Period (or, in the case of the first Collection Period, as of the Closing Date).

         "Certificate Series" means any "Series" as defined in the Pooling and Servicing Agreement, excluding any series evidenced by the Collateral Certificate.

         "Circuit City" means Circuit City Stores, Inc., a Virginia corporation, and any successor thereto.

         "Class A Additional Interest" is defined in Section 4.2(a).

         "Class A Initial Note Principal Balance" means the aggregate initial principal amount of the Class A Notes, which is $[_____].

         "Class A Interest Shortfall" is defined in Section 4.2(a).

         "Class A Invested Amount" means, as of any date, an amount equal to the Class A Note Principal Balance as of such date minus the balance on deposit in the Principal Funding Account as of such date.

         "Class A Monthly Interest" is defined in Section 4.2(a).

         "Class A Monthly Principal" is defined in Section 4.4(a).

         "Class A Note Principal Balance" means, as of any date, an amount equal to (a) the Class A Initial Note Principal Balance minus (b) the aggregate amount of principal payments made to the Class A Noteholders prior to such date; provided, however, that the Class A Note Principal Balance may not be reduced below zero.

         "Class A Note Rate" means, with respect to any Interest Period, a per annum rate of [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date.

         "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Notes" means any one of the Notes executed by the Transferor and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A.

         "Class A Penalty Rate" means, for any Interest Period, the sum of the Class A Note Rate for such Interest Period and [_____]% per annum.

         "Class A Required Amount" means, for any Distribution Date, an amount equal to the excess of the aggregate amount described in Section 4.5(a)(i) over the Available Funds and Shared Excess Finance Charge Collections applied to pay such amount pursuant to that Section and Section 4.6.

         "Class B Additional Interest" is defined in Section 4.2(b).

         "Class B Initial Note Principal Balance" means the aggregate initial principal amount of the Class B Notes, which is $[_____].

         "Class B Interest Shortfall" is defined in Section 4.2(b).

         "Class B Monthly Interest" is defined in Section 4.2(b).

         "Class B Monthly Principal" is defined in Section 4.4(b).

         "Class B Note Principal Balance" means, as of any date, an amount equal to (a) the Class B Initial Note Principal Balance minus (b) the aggregate amount of principal payments made to the Class B Noteholders prior to such date; provided, however, that the Class B Note Principal Balance may not be reduced below zero.

         "Class B Note Rate" means, with respect to any Interest Period, a per annum rate of [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means any one of the Notes executed by the Transferor and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B.

         "Class B Penalty Rate" means, for any Interest Period, the sum of the Class B Note Rate for such Interest Period and [_____]% per annum.

         "Class B Principal Commencement Date" means the Distribution Date on which the Class A Notes are paid in full.

         "Closing Date" means [____________].

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collection Period" means the period from and including the first day of a calendar month to and including the last day of such calendar month (or, in the case of the first Collection Period applicable to Series [_____], the period from and including the Closing Date to and including [_____]).

         "Control Transfer Event" means either of the following events: (a) the Insurer shall fail to timely make any payment required to be made by it pursuant to the Policy or otherwise default in any of its obligations under the Insurance Agreement; or (b) the Insurer shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law or (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within [_____] days after its filing.

         "Controlled Accumulation Amount" means, for any Distribution Date with respect to the Accumulation Period, $[_____]; provided, however, that, if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.13, the Controlled Accumulation Amount for any Distribution Date with respect to the Accumulation Period shall be equal to (i) the product of (x) $[_____] and (y) the Accumulation Period Factor for the Collection Period preceding such Distribution Date divided by (ii) the Required Accumulation Factor Number for such Distribution Date.

         "Controlled Deposit Amount" means, for any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

         "Covered Amount" means, for any Distribution Date with respect to the Accumulation Period or the first Special Distribution Date, an amount equal to the product of (i) the Class A Note Rate for the related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

         "Deficiency Amount" means (a) for any Distribution Date other than the Final Series Maturity Date, the sum of (i) the excess of the amounts payable pursuant to Section 4.5(a)(i) for such Distribution Date over the Available Funds, Shared Excess Finance Charge Collections and Subordinated Principal Collections that are available on such Distribution Date to cover such amount, and (ii) the amount of any Potential Class A Charge-Off calculated on the preceding Determination Date and (b) for the Final Series Maturity Date, the sum of (i) the amount determined pursuant to clause (a) for the Final Series Maturity Date and (ii) the excess of the Note Principal Balance over the Available Principal Collections that are available to cover such amount.

         "Deficit Controlled Accumulation Amount" means (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Funding Account on or before that Distribution Date and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account with respect to that Distribution Date.

         "Early Amortization Period" means the period commencing at the close of business on the day on which an Early Amortization Event with respect to Series [_____] is deemed to have occurred and ending on the earliest of (a) the date on which the Series [_____] Notes are paid in full, (b) the date on which the Adjusted Invested Amount is reduced to zero and (c) the Final Series Maturity Date.

         "Excess Spread Percentage" means, for any Collection Period, the amount, if any, expressed as a percentage, by which the Portfolio Yield for such Collection Period exceeds the Base Rate for such Collection Period.

         "Expected Final Distribution Date" means the [_____] Distribution Date.

         "Final Series Maturity Date" means the [_____] Distribution Date.

         "Finance Charge Shortfall" is defined in Section 4.6.

         "Financial Trigger Event" is defined in the Insurance Agreement.

         "Fixed Allocation Percentage" means, for any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables as of the last day of the immediately preceding Collection Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable, the amount calculated in clause (i) shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided further, that if the Series [_____] Notes are paired with a Paired Series and the Early Amortization Period (as defined in the Indenture Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Indenture Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Invested Amount as of the last day of the Revolving Period (as defined in the Indenture Supplement for such Paired Series)).

         "Floating Allocation Percentage" means, for any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Invested Amount as of the last day of the immediately preceding Collection Period (or the Initial Note Principal Balance, in the case of the first Collection Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables as of the last day of such immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable, the amount calculated in clause (i) shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

         "Initial Note Principal Balance" means the aggregate initial principal amount of the Series [_____] Notes, which is $[_____].

         "Insurance Agreement" means the Insurance and Indemnity Agreement by and among the Insurer, the Transferor, the Servicer and the Indenture Trustee, dated as of [______].

         "Insurance Policy Obligation Amount" means [______].

         "Insured Obligation" means the Class A Notes.

         "Insurer" means [______].

         "Interest Period" means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date.

         "Invested Amount" means, as of any date, an amount equal to (a) the Initial Note Principal Balance, minus (b) the aggregate amount on deposit in the Principal Funding Account as of such date (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Noteholders prior to such date, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs for all prior Distribution Dates over the sum of the aggregate amount of Investor Charge-Offs reimbursed prior to such date and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Invested Amount prior to such date, minus (e) the amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.8, plus (f) the sum of the amount of Available Funds and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Sections 4.5 and 4.6 for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e); provided, however, that the Invested Amount may not be reduced below zero.

         "Invested Percentage" means, for any Collection Period, (a) when used with respect to Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Principal Receivables during the Accumulation Period or the Early Amortization Period, the Fixed Allocation Percentage and (c) when used with respect to the Default Amount or the Series Adjustment Amount at any time, the Floating Allocation Percentage.

         "Investor Charge Offs" is defined in Section 4.7.

         "Investor Default Amount" means, for any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Collection Period and (b) the Floating Allocation Percentage for such Collection Period.

         "Investor Monthly Servicing Fee" is defined in Article III.

         "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month dollar deposits determined by the Indenture Trustee for such Interest Period in accordance with Section 4.3.

         "LIBOR Determination Date" means (i) for the period from and including the Closing Date to but excluding [_____], [_____], (ii) for the period from and including [_____] to but excluding [_____], [_____], and (iii) for each subsequent Interest Period, the second Business Day prior to the Distribution Date on which such Interest Period commences. For purposes of this definition, a Business Day is any day which is both a Business Day and a day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Minimum Aggregate Principal Receivables" is defined in Section 2.2.

         "Minimum Transferor Interest Percentage" is defined in Section 2.2.

         "Monthly Interest" means, for any Distribution Date, the sum of the Class A Monthly Interest and the Class B Monthly Interest, in each case for such Distribution Date.

         "Monthly Principal Reallocation Amount" means, for any Collection Period, an amount equal to the lesser of (i) the sum of the Class A Required Amount and the Servicing Fee Required Amount, in each case for the following Distribution Date, and (ii) the greater of (A)(x) the product of (I) [_____]% and (II) the Initial Note Principal Balance minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for such Collection Period) and unreimbursed Subordinated Principal Collections (as of the previous Distribution Date) and (B) [_____].

         "Monthly Series Enhancement Fee" is defined in the Premium Side Letter Agreement.

         "Net Portfolio Yield" means, for any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum, without duplication, of:

         (a) the collections of Receivables received during that Collection Period and allocated to Series [_____], including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Receivables for that Collection Period in accordance with this Indenture Supplement; plus

         (b) the amount of Shared Excess Finance Charge Collections allocated to Series [_____] for that Collection Period; plus

         (c) the net investment earnings, if any, on funds on deposit in the Spread Account received during that Collection Period; plus

         (d) the net investment earnings, if any, on funds on deposit in the Principal Funding Account received during that Collection Period; plus

         (e) the net investment earnings, if any, on funds on deposit in the Reserve Account received during that Collection Period; plus

         (f) the amount, if any, to be withdrawn from the Reserve Account and applied as Available Funds on the following Distribution Date in accordance with the Indenture Supplement; minus

         (g) the portion of the Default Amount for that Collection Period allocated to Series [_____]; minus

         (h) the portion of the Adjustment Amount for that Collection Period allocated to Series [_____];

         and the denominator of which is the Invested Amount as of the last day of that Collection Period.]

         "Note Principal Balance" means, as of any date, an amount equal to the sum of the Class A Note Principal Balance as of such date and the Class B Note Principal Balance as of such date.

         "Note Series" means any "Series" as defined in the Master Indenture.

         "Notice" is defined in Section 4.10(b).

         "One-Month Excess Spread" means, for the immediately preceding Collection Period, (a) the Net Portfolio Yield minus (b) the Base Rate.

         "Order" is defined in Section 4.10(c).

         "Paired Series" is defined in Section 7.7.

         "Policy" means the Note Guarantee Insurance Policy, policy number [______], issued by the Insurer in favor of the Indenture Trustee for the benefit of the Noteholders, with an effective date of [______].

         "Portfolio Yield" means, for any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the Collections of Finance Charge Receivables for such Collection Period that are allocated to Series [_____] (including any interest and other investment earnings on funds on deposit in the Excess Funding Account applied as Collections of Finance Charge Receivables for such Collection Period), plus (b) any Shared Excess Finance Charge Collections that are allocated to Series [_____] for such Collection Period, plus (c) the Principal Funding Investment Proceeds, if any, required to be deposited into the Collection Account on the Distribution Date immediately following the last day of such Collection Period pursuant to Section 4.11(c), plus (d) the Reserve Account Draw Amount for such Collection Period, plus (e) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account required to be deposited into the Collection Account on the Distribution Date immediately following the last day of such Collection Period pursuant to
Section 4.12(e), minus (f) the Investor Default Amount for the Distribution Date immediately following the last day of such Collection Period minus (g) the Series Adjustment

Amount for Series [_____] as of the last day of such Collection Period, and the denominator of which is the Adjusted Invested Amount as of the last day of such Collection Period.

         "Potential Class A Charge-Off" is defined in Section 4.7.

         "Preference Amount" is defined in Section 4.10(c).

         "Premium Percentage" is defined in the Premium Side Letter Agreement.

         "Premium Side Letter Agreement" is defined in the Insurance Agreement.

         "Principal Funding Account" is defined in Section 4.11(a).

         "Principal Funding Investment Proceeds" is defined in Section 4.11(b).

         "Principal Shortfall" is defined in Section 4.9.

         "Pro Forma Investor Default Amount" means, for any Distribution Date, the average of the Investor Default Amounts for the three consecutive Distribution Dates preceding such Distribution Date; provided, however, that the Investor Default Amount for each of the three consecutive Distribution Dates preceding the first Distribution Date shall equal the product of the Default Amount for the Collection Period immediately preceding such Distribution Date and a fraction, the numerator of which is the Initial Note Principal Balance and the denominator of which is equal to the sum of (i) the Aggregate Principal Receivables as of the last day of such immediately preceding Collection Period and (ii) the Excess Funding Amount at the end of such last day.

         "Qualified Institution" means (i) a depository institution, which may include the Indenture Trustee, organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch or agency of any foreign bank), the deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt or certificate of deposit rating of at least A-1 or P-1 by each Rating Agency or a long-term unsecured debt rating of at least AA or Aa2 by each Rating Agency or (ii) a depository institution, which may include the Indenture Trustee, otherwise acceptable to each Rating Agency.

         "Qualified Maturity Agreement" means a written agreement between the Transferor and a Qualified Institution under which the Qualified Institution agrees to deposit into the Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the Class A Note Principal Balance as of the Expected Final Distribution Date.

         "Rating Agencies" means Moody's and Standard & Poor's.

         "Reference Banks" means the principal London offices of four major banks in the London interbank market as may be selected by the Servicer upon notice to the Indenture Trustee.

         "Reimbursement Amounts" is defined in the Insurance Agreement.

         "Replacement Event" is defined in Section 4.10(d).

         "Required Accumulation Factor Number" means, for any Distribution Date, a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for any month during the 12 month period preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option and in its sole discretion).

         "Required Spread Account Amount" means (a) as of the Closing Date to and including the [_____] Distribution Date, [_____]% of the Initial Note Principal Balance and (b) for each Distribution Date thereafter, the product of
(i) the Required Spread Account Percentage determined based on the corresponding Three-Month Average Excess Spread levels set forth in the table below and (ii) the Initial Note Principal Balance:

                                                                     Required
                                                                       Spread
                                                                       Account
               Three-Month Average Excess Spread                     Percentage
          -------------------------------------------------------    -----------
          Greater than or equal to [_____]%                           [_____]%

          Less than [_____]% and greater than or equal to [_____]%    [_____]%

          Less than [_____]% and greater than or equal to [_____]%    [_____]%

          Less than [_____]% and greater than or equal to [_____]%    [_____]%

          Less than [_____]% and greater than or equal to [_____]%    [_____]%

          Less than [_____]%                                          [_____]%

     "Required Reserve Account Amount" means, for any Distribution Date prior to the Reserve Account Funding Date, $[_____], and, for any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) [_____]% of the Class A Note Principal Balance as of the preceding Distribution Date or (b) such other amount as may be designated by the Transferor.

     "Reserve Account" is defined in Section 4.12(a).

     "Reserve Account Draw Amount" is defined in Section 4.12(c).

     "Reserve Account Funding Date" means the Distribution Date immediately following the Collection Period which commences three months prior to the Collection Period in which the Accumulation Period commences; provided, however, that the Reserve Account Funding Date shall be accelerated to (a) the Distribution Date immediately following the Collection Period which commences four months prior to the Collection Period in which the Accumulation Period commences if the average of the Portfolio Yield minus the Base Rate for any three consecutive Collection Periods is less than [_____]%, (b) the Distribution Date immediately following the Collection Period which commences six months prior to the Collection Period in which the Accumulation Period commences if the average of the Portfolio Yield minus the Base Rate for any three consecutive Collection Periods is less than [_____]% or (c) the Distribution Date immediately following the Collection Period which commences nine months prior to the Collection Period in which the Accumulation Period commences if the average of the Portfolio Yield minus the Base Rate for any three consecutive Collection Periods is less than [_____]%; and, provided further, that the Reserve Account Funding Date shall be the Distribution Date immediately following the date on which a Qualified Maturity Agreement is terminated if (a) such Qualified Maturity Agreement is terminated because the provider of such Qualified Maturity Agreement ceases to qualify as a Qualified Institution, (b) such Qualified Maturity Agreement is terminated prior to the earlier of the Expected Final Distribution Date and the commencement of the Early Amortization Period, (c) such Qualified Maturity Agreement is terminated after the later of the last day of the [_____] Collection Period and, at the election of the Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.12 (as determined on the date of such termination) and (d) the Transferor does not obtain a substitute Qualified Maturity Agreement.

     "Reserve Account Surplus" means, for any Distribution Date, the amount, if any, by which the amount on deposit in and available to be withdrawn from the Reserve Account on such Distribution Date (after giving effect to all deposits or withdrawals to be made to or from the Reserve Account on such date other than pursuant to Section 4.12(e)) exceeds the Required Reserve Account Amount for such Distribution Date.

     "Revolving Period" means the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Accumulation Period and (b) the close of business on the day preceding the commencement of the Early Amortization Period.

     "Series" means any Certificate Series and any Note Series.

     "Series [_____]" means the Note Series the terms of which are specified in this Indenture Supplement.

     "Series [_____] Note" means a Class A Note or a Class B Note.

     "Series [_____] Noteholder" means a Class A Noteholder or a Class B Noteholder.

     "Servicing Fee Percentage" means [_____]%.

     "Servicing Fee Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in Section 4.5(a)(ii) over the

Available Funds and Shared Excess Finance Charge Collections applied to pay such amount pursuant to that Section and Section 4.6.

     "Shared Excess Finance Charge Collections" means, for any Collection Period, the aggregate amount for all outstanding Series in Group One of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Collection Period.

     "Shared Principal Collections" means, for any Collection Period, the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables which the related Supplements specify are to be treated as "Shared Principal Collections" for such Collection Period.

     "Special Distribution Date" means each Distribution Date with respect to the Early Amortization Period.

     "Spread Account" means the account established pursuant to Section 4.15.

     "Spread Account Trigger Event" is defined in the Insurance Agreement.

     "Subordinated Principal Collections" means, for any Distribution Date, Principal Receivables applied in accordance with Section 4.8 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Collection Period.

     "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Three-Month Average Excess Spread" means the average of, for the three immediately preceding Collection Periods, (a) the Net Portfolio Yield minus (b) the Base Rate.

     Section 2.2 Minimum Transferor Interest Percentage and Minimum Aggregate Principal Receivables. The Minimum Transferor Interest Percentage applicable to the Series [_____] Notes shall be [_____]%; provided, however, that the Transferor may, in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Notes or designation of Additional Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount. The Minimum Aggregate Principal Receivables applicable to the Series [_____] Notes shall be the Initial Note Principal Balance or, subject to the Rating Agency Condition, such lesser amount as may be designated by the Transferor.

         Section 2.3 Reassignment and Transfer Terms. The Series [_____] Notes may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Class A Invested Amount is reduced to an amount less than or equal to 5% of the Class A Initial Note Principal Balance.

         Section 2.4 Delivery and Payment for the Notes. The Indenture Trustee shall deliver the Series [_____] Notes when authenticated in accordance with
Section 2.3 of the Master Indenture.

         Section 2.5 Form of Delivery of the Series [_____] Notes. The Class A Notes shall be delivered as Book-Entry Notes as provided in Section 2.12 of the Master Indenture. The Class B Notes shall be delivered as Registered Notes as provided in Section 2.5 of the Master Indenture. The Class A Notes shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. The Class B Notes shall be issued in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

                                   ARTICLE III

                             SERVICING COMPENSATION

         Section 3.1 Servicing Compensation. The share of the Monthly Servicing Fee allocable to the Series [_____] Noteholders for any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Percentage and (b) the Invested Amount as of the last day of the immediately preceding Collection Period; provided, however, for the first Distribution Date, the Investor Monthly Servicing Fee shall be equal to $[____________]. The Investor Monthly Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Indenture Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or from amounts allocable to other Series (as provided in the "Indenture and the Supplements relating to such other Series) and in no event shall the Issuer, the Indenture Trustee or the Series [_____] Noteholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or from amounts allocable to any other Series.

                                   ARTICLE IV

                    RIGHTS OF SERIES [_____] NOTEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.1 Collections and Allocations. (a) Collections of Finance Charge Receivables for any Collection Period shall be allocated to Series [_____] in an amount equal to the product of the amount of such Collections and the Floating Allocation Percentage for such Collection Period. Collections of Principal Receivables processed on any Business Day with respect to the Revolving Period shall be allocated to Series [_____] in an amount equal to the product of the amount of such Collections and the Floating Allocation Percentage for the Collection Period in which such Business Day occurs. Collections of Principal Receivables processed on any Business Day with respect to the Accumulation Period or the Early Amortization Period shall be allocated to Series [_____] in an amount equal to the product of the amount of such Collections and the Fixed Allocation Percentage for the Collection Period in which such Business Day occurs. For any Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b) of the Pooling and Servicing Agreement or pursuant to Section 2.6(a) or Section 2.6(b) of the Transfer and Servicing Agreement, as applicable, (i) Collections processed on any Business Day prior to the Additional Account Closing Date applicable to such Additional Accounts shall be allocated to Series [_____] by applying the applicable Invested Percentage the denominator of which equals the greater of (A) the sum of (x) the Aggregate Principal Receivables as of the last day of the immediately preceding Collection Period and (y) the Excess Funding Amount at the end of such last day and (B) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made and (ii) Collections processed on any Business Day on and after the Additional Account Closing Date applicable to such Additional Accounts shall be allocated to Series [_____] by applying the applicable Invested Percentage the denominator of which equals the greater of (A) the amount described in clause (A) of the preceding clause (i) plus the amount of Principal Receivables in such Additional Accounts as of such Additional Account Cut-Off Date and (B) the amount described in clause (B) of the preceding clause (i).

         (c) The Servicer shall apply, or shall instruct the Indenture Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series [_____] Notes as described in this Article IV. During the Revolving Period and the Accumulation Period, Collections of Finance Charge Receivables allocable to Series [_____] with respect to each Collection Period need not be deposited into the Collection Account on a daily basis after an amount equal to Monthly Interest for the following Distribution Date plus an amount equal to the product of [_____]% and the Pro Forma Investor Default Amount for such Distribution Date plus, if First North American National Bank is no longer the Servicer, the Investor Monthly Servicing Fee for such Distribution Date, has been deposited into the Collection Account; provided, however, that, in the event that there are any unreimbursed Investor Charge Offs on any date, such

Collections of Finance Charge Receivables shall be deposited into the Collection Account on a daily basis until all such Investor Charge Offs have been reimbursed. During the Revolving Period, Collections of Principal Receivables allocable to Series [_____] with respect to each Collection Period need not be deposited into the Collection Account on a daily basis; provided, however, that, in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the Transferor Amount equals the Minimum Transferor Amount; and, provided further, that, in the event that the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Invested Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the sum of the Aggregate Principal Receivables and the Excess Funding Amount is equal to the Aggregate Invested Amount; and, provided further, that, in the event that there are any unreimbursed Investor Charge Offs on any date, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until all such Investor Charge Offs have been reimbursed. During the Accumulation Period, after an amount of Collections of Principal Receivables allocable to Series [_____] equal to the Controlled Deposit Amount with respect to each Collection Period has been deposited into the Collection Account, Collections of Principal Receivables allocable to Series [_____] with respect to each Collection Period need not be deposited into the Collection Account on a daily basis; provided, however, that, in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the Transferor Amount equals the Minimum Transferor Amount; and, provided further, that, in the event that the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Invested Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the sum of the Aggregate Principal Receivables and the Excess Funding Amount is equal to the Aggregate Invested Amount; and, provided further, that, in the event that there are any unreimbursed Investor Charge Offs on any date, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until all such Investor Charge Offs have been reimbursed. Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 8.3 of the Master Indenture are satisfied.

         Section 4.2 Determination of Monthly Interest. (d) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) the Class A Note Rate for the related Interest Period, (ii) the Class A Note Principal Balance as of the preceding Distribution

Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Penalty Rate for the related Interest Period, (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class A Noteholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class A Notes on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Noteholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) the Class B Note Rate for the related Interest Period, (ii) the Class B Note Principal Balance as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Penalty Rate for the related Interest Period, (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class B Noteholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class B Notes on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Noteholders. Notwithstanding anything to the contrary herein, Class B Additional

Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

         Section 4.3 Determination of LIBOR. (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR for the following Interest Period on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, LIBOR for such Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

         (b) The Class A Note Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series [_____] Noteholder by telephoning the Indenture Trustee at its Corporate Trust Office at [______].

         (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

         Section 4.4 Determination of Monthly Principal. (d) The "Class A Monthly Principal" for each Distribution Date, beginning with the first Distribution Date with respect to the Accumulation Period or the Early Amortization Period, shall be equal to the least of (w) the Available Principal Collections for such Distribution Date, (x) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date, (y) the Invested Amount as of such Distribution Date plus the aggregate amount of Collections of Principal Receivables transferred to the Principal Funding Account pursuant to Section 4.5(d) on or after the first day of the preceding Collection Period and (z) the Class A Invested Amount as of such Distribution Date plus the aggregate amount of Collections of Principal Receivables transferred to the Principal Funding Account pursuant to Section 4.5(d) on or after the first day of the preceding Collection Period; provided, however, that, if, as a result of the application of Section 4.14(d), the Accumulation Period shall commence after the later of the last day of the [_____] Collection Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.13, Class A Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (x).

         (b) The "Class B Monthly Principal" for (i) each Distribution Date before the Distribution Date on which the Class A Notes are paid in full, shall equal zero and (ii) each Distribution Date on or after the Distribution Date on which the Class A Notes are paid in full, shall equal the lesser of (x) the Available Principal Collections for such Distribution Date minus the portion of such Available Principal Collections applied in respect of Class A Monthly Principal on such Distribution Date and (y) the Invested Amount as of such Distribution Date.

         Section 4.5 Application of Available Funds and Available Principal Collections. The Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, on each Distribution Date, Available Funds and Available Principal Collections on deposit in the Collection Account with respect to the Collection Period immediately preceding such Distribution Date to make the following distributions:

         (a) On each Distribution Date, the Available Funds for such Collection Period shall be applied in the following priority:

              (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Noteholders;

              (ii) if neither FNANB nor any of its Affiliates is the Servicer, an amount equal to the Investor Monthly Servicing Fee for such Distribution Date, plus the amount of any Investor Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

              (iii) an amount equal to the Allocable Amount for such Distribution Date shall be included in Available Principal Collections for such Distribution Date;

              (iv) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Subordinated Principal Collections which have not been previously reimbursed pursuant to this clause (iv) or clause (ix) below shall be included in Available Principal Collections for such Distribution Date, but only to the extent necessary so that the Adjusted Invested Amount will equal at least the Class A Note Principal Balance;

              (v) an amount equal to the Monthly Series Enhancement Fee due on such Distribution Date, plus the amount of any Monthly Series Enhancement Fee previously due but not paid to the Insurer on a prior Distribution Date shall be paid to the Insurer;

              (vi) an amount equal to the excess, if any, of the Required Spread Account Amount over the amount on deposit in the Spread Account shall be deposited into the Spread Account;

              (vii) any amount equal to the sum of any unpaid Reimbursement Amounts shall be paid to the Insurer;

              (viii) an amount equal to any other amounts required to be paid to the Insurer on such Distribution Date pursuant to the Insurance Agreement shall be paid to the Insurer;

              (ix) an amount equal to any remaining Investor Charge-Offs and Subordinated Principal Collections not previously reimbursed pursuant to clause (iv) above or this clause (ix) shall be included in Available Principal Collections for such Distribution Date;

              (x) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.12(g), an amount equal to the excess, if any, of the Required Reserve Account Amount for such Distribution Date over the Available Reserve Account Amount for such Distribution Date shall be deposited into the Reserve Account;

              (xi) an amount equal to any Investor Monthly Servicing Fee for such Distribution Date or prior Distribution Dates not paid pursuant to
         Section 4.5(a)(iii) (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.3 of the Indenture) shall be distributed to the Servicer;

              (xii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior

         Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Noteholders; and

              (xiii) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with Section 4.1(h) of the Pooling and Servicing Agreement or Section 8.3(h) of the Master Indenture, as applicable.

         (b) On each Distribution Date with respect to the Revolving Period, the Available Principal Collections for such Distribution Date shall be treated as "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section 8.3(g) of the Master Indenture (and shall be retained in the Excess Funding Account if required by Section 4.1(g) of the Pooling and Servicing Agreement or Section 8.3(g) of the Master Indenture, as applicable).

         (c) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, Available Principal Collections for such Distribution Date shall be applied in the following priority:

              (i) an amount equal to Class A Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of Principal Receivables with respect to the preceding Collection Period transferred to the Principal Funding Account pursuant to Section 4.5(d)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the Class A Noteholders on the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class A Noteholders;

              (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class B Noteholders; and

              (iii) the balance, if any, shall be treated as "Shared Principal Collections" with respect to Group One and shall be applied in accordance with
Section 4.1(g) of the Pooling and Servicing Agreement or Section 8.3(g) of the Master Indenture, as applicable (and shall be retained in the Excess Funding Account if required by Section 4.1(g) of the Pooling and Servicing Agreement or
Section 8.3(g) of the Master Indenture, as applicable).

         (d) On any Business Day during the Accumulation Period, the Servicer may, in its sole discretion, direct the Indenture Trustee to transfer (and the Indenture Trustee, at the written direction of the Servicer, shall transfer) the Collections of Principal Receivables allocated to Series [_____] and on deposit in the Collection Account on such Business Day to the Principal Funding Account; provided, however, that the aggregate amount transferred from the Collection Account to the Principal Funding Account for any Collection Period pursuant to this Section 4.5(d) shall not exceed the Controlled Deposit Amount for the following Distribution Date; and, provided further, that if, on any Determination Date, the Servicer determines that the amount transferred from the Collection Account to the Principal Funding Account for any Collection Period pursuant to this Section 4.5(d) exceeded the Class A Monthly Principal for the following Distribution Date, the Indenture Trustee shall, at the written direction of the Servicer, transfer an amount equal to such excess from the Principal Funding Account to the Collection Account.

         (e) Upon the Expected Final Distribution Date, the Trustee, at the written direction of the Servicer, shall withdraw from the Principal Funding Account all amounts, if any, on deposit in the Principal Funding Account and shall distribute such amounts to the Class A Certificateholders, until the Class A Invested Amount is reduced to zero.

         Section 4.6 Finance Charge Shortfall. On each Determination Date, the Servicer shall determine whether there is a Finance Charge Shortfall for the following Distribution Date. If the Finance Charge Shortfall for any Distribution date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such amount on the date of computation and all or a portion of the Shared Excess Finance Charge Collections allocable to Series [_____] pursuant to Section 4.1(h) of the Pooling and Servicing Agreement or
Section 8.3(h) of the Master Indenture, as applicable, with respect to the preceding Collection Period in an amount equal to the Finance Charge Shortfall for such Distribution Date shall be distributed from the Collection Account on such Distribution Date to cover the Finance Charge Shortfall in the priority specified in Section 4.5(a). The "Finance Charge Shortfall" for Series [_____] for any Distribution Date shall be equal to the excess, if any, of (a) the amount required to be paid, without duplication, pursuant to Section 4.5(a)(i) through (xii) on such Distribution Date over (b) the Available Funds for such Collection Period.

         Section 4.7 Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Allocable Amount for the following Distribution Date. If the Allocable Amount for any Distribution Date exceeds the amount of Available Funds, Shared Excess Finance Charge Collections applied with respect thereto pursuant to Sections 4.5(a)(iii) and 4.6, the Invested Amount shall be reduced (but not below zero) on such Distribution Date by the amount of such

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excess (such reduction, an "Investor Charge-Off"); provided, however, that to the extent that after giving effect to any such Investor Charge-Off the Invested Amount would be less than the Class A Invested Amount, the Indenture Trustee shall withdraw from the Spread Account an amount equal to the lesser of (i) the amount by which the Invested Amount would have been reduced below the Class A Invested Amount to fund such deficiency and (ii) the amount on deposit in the Spread Account on such Distribution Date, after giving effect to any withdrawal from the Spread Account on such Distribution Date to make interest payments on the Class A Notes. If the amount of Available Funds, Shared Excess Finance Charge Collections and funds on deposit in the Spread Account are not sufficient to cover the Allocable Amount in full on any Distribution Date, then the Invested Amount shall be reduced by the amount of such deficiency (a "Potential Class A Charge-Off"), in which case the Indenture Trustee shall make a claim under the Policy with respect to such Potential Class A Charge-Off pursuant to
Section 4.10, and, to the extent that the Insurer duly pays such claim, such Investor Charge-Off shall be reduced by the amount of such claim.

         Section 4.8 Subordinated Principal Collections. On each Distribution Date, the Indenture Trustee shall withdraw from the Spread Account an amount equal to the lesser of (i) the amount, if any, of any deficiency pursuant to Sections 4.5(a)(i) and (ii) (in that priority) and (ii) the amount on deposit in the Spread Account on such Distribution Date. In the event that funds on deposit in the Spread Account are not sufficient to cover such deficiency, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Subordinated Principal Collections for such Distribution Date to fund such deficiency. On each Distribution Date, the Invested Amount shall be reduced by the amount of Subordinated Principal Collections for such Distribution Date.

         Section 4.9 Principal Shortfall. The "Principal Shortfall" for Series [_____] shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Expected Final Distribution Date), the excess, if any, of the sum of the Controlled Deposit Amount for such Distribution Date and the Class B Monthly Principal, if any, over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount as of the end of the preceding Collection Period over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and
(d) for the first Distribution Date on which the Class A Notes have been paid in full and for each Distribution Date thereafter, the excess, if any, of the Invested Amount as of such Distribution Date (before giving effect to any reduction thereof to be made on such Distribution Date) over the amount of Available Principal Collections for

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

such Distribution Date (excluding any portion thereof previously deposited into the Principal Funding Account and any portion thereof attributable to Shared Principal Collections), or such lesser amount as may be designated by the Servicer.

         On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Excess Funding Account and deposit into the Collection Account an amount equal to the product of (i) the amount on deposit in the Excess Funding Account, if any, on such Distribution Date and
(ii) the percentage equivalent of a fraction, the numerator of which is the Principal Shortfall with respect to Series [_____] for such Distribution Date and the denominator of which is the aggregate Principal Shortfalls of all Series then outstanding for such Distribution Date. The amount withdrawn from the Excess Funding Account shall be included in Available Principal Collections for such Distribution Date.

         Section 4.10 The Policy. (a) On the Closing Date, the Indenture Trustee shall enter into the Insurance Agreement, pursuant to which the Policy will be issued for the benefit of the Class A Noteholders.

         (b) Prior to 12:00 noon, New York City time, on the [third] Business Day preceding each Distribution Date, the Servicer shall determine whether there will be a Deficiency Amount on the following Distribution Date. If the Servicer determines that there will be a Deficiency Amount on any Distribution Date, the Servicer shall complete the notice in the form set forth as an exhibit to the Policy (the "Notice") and submit such Notice in accordance with the Policy to the Insurer no later than 3:00 p.m., New York time, on such Business Day, as a claim for an Insured Obligation in an amount equal to such Deficiency Amount. The Insurer shall remit or cause to be remitted to the Indenture Trustee such Deficiency Amount in accordance with the terms of the Policy.

         (c) If payment of any amount guaranteed by the Insurer pursuant to the Policy is avoided as a preference payment (the "Preference Amount") under applicable bankruptcy, insolvency, receivership or similar law in the event of an insolvency of the Transferor, the Servicer or the Issuer, the Insurer will pay such amount out of its funds on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Insurer or the fiscal agent from the Indenture Trustee of (A) a certified copy of the order (the "Order") of the court or other governmental body which exercised jurisdiction to the effect that the Indenture Trustee is required to return the amount of any Insured Obligations distributed with respect to the Class A Notes during the term of the Policy because such distributions were avoidable preference payments under applicable bankruptcy law, (B) a notice for

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

payment in the form specified by the Policy and (C) an assignment duly executed and delivered by the Class A Noteholders, in such form as is reasonably required by the Insurer and provided to the Class A Noteholders by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Class A Noteholders relating to or arising under the Class A Notes against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by the Insurer or the fiscal agent from the Indenture Trustee of the items referred to in clauses (A), (B) and (C) above if, at least [_____] Business Days prior to such date of Receipt, the Insurer or the fiscal agent shall have Received written notice from the Indenture Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Indenture Trustee or the Class A Noteholders directly. The terms "Receipt" and "Received", with respect to the Policy, mean actual delivery to the Insurer and to its fiscal agent appointed by the Insurer at its option, if any, prior to 1:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 1:00 p.m., New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given under the Policy by the Indenture Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Insurer or the fiscal agent shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended notice.

         (d) If the claims paying ability rating of the Insurer is downgraded and such downgrade would result in a downgrading of the then current rating of the Class A Notes (a "Replacement Event"), the Transferor, in accordance with and upon satisfaction of the conditions set forth in the Policy, including payment in full of all amounts owed to the Insurer, may, but shall not be required to, substitute a new surety bond or surety bonds for the existing Policy or may arrange for any other form of Enhancement; provided, however, that in each case the Class A Notes shall be rated no lower than the rating assigned by each Rating Agency to the Class A Notes prior to such Replacement Event and the timing and mechanism for drawing on such new Enhancement shall be reasonably acceptable to the Indenture Trustee. Upon receipt of the new Enhancement, the Indenture Trustee shall surrender the replaced Policy to the Insurer.

         (e) The Indenture Trustee shall (i) receive as attorney-in-fact of the applicable owners each Insured Obligation from the Insurer and (ii) distribute the same to (a) the Class A Noteholders as provided in Section 5.1 to the extent that such amounts relate to Monthly Interest or principal of the Class A Notes, respectively, and (b) the Servicer to the extent that such amounts relate to Potential Class A Charge-Offs and are to be applied (as Available Principal Collections) in any other manner. Any and all Insured Obligations disbursed by the Indenture Trustee from claims made under the Policy shall not be considered payment by the Issuer with respect to the Class A Notes or other applicable obligations, nor shall such payments discharge the obligation of the Issuer with respect to the Class A Notes or other obligations, and the Insurer shall become the owner of such unpaid amounts due from the Issuer in respect of Insured Obligations. If, on any Distribution Date, the Indenture Trustee or the Servicer determines that the Insurer has paid more under the Policy than is required by the terms hereof, the Indenture Trustee shall promptly return such excess to the Insurer. The Indenture Trustee shall keep a complete and accurate record of the amount of the Insured Obligations paid. The Insurer shall have the right to inspect such record during normal business hours upon prior notice to the Indenture Trustee.

     (f) So long as no Control Transfer Event shall have occurred and be continuing, the Insurer shall be deemed to be the sole Holder of the Series [_____] Notes for the purpose of exercising voting rights and the giving of any consents, approvals, instructions, directions, declarations and notices relating to the Series [_____] Notes. However, for any amendment or waiver requiring the consent of all affected Noteholders, the consent of the Insurer and all affected Noteholders shall be required.

     Section 4.11 Principal Funding Account. (g) The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Series [_____] Noteholders, with an Eligible Institution a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Principal Funding Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A Noteholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Indenture Trustee (or the Servicer on its behalf) shall within [_____] Business Days establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Principal Funding Account. Pursuant to the authority granted to the Servicer in Section 3.1(b) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable, the Servicer shall have the power, revocable by the Indenture Trustee, to make withdrawals and payments or to instruct the Indenture Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder.

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

     (b) Funds on deposit in the Principal Funding Account shall be invested by the Indenture Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date and that meet the additional requirements specified in the Insurance Agreement. The Indenture Trustee shall maintain, for the benefit of the Class A Noteholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Class A Noteholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Principal Funding Account ("Principal Funding Investment Proceeds") shall be applied as set forth in Section 4.11(c).

     (c) On each Distribution Date with respect to the Accumulation Period, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds received during the preceding Collection Period. The Indenture Trustee, at the written direction of the Servicer, shall apply the Principal Funding Investment Proceeds withdrawn from the Principal Funding Account on any Distribution Date as Available Funds.

     (d) Reinvested interest and other investment earnings on funds on deposit in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Indenture Supplement.

     Section 4.12 Reserve Account. (d) The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Class A Noteholders, with an Eligible Institution a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Reserve Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A Noteholders. If, at any time, the institution holding the Reserve Account ceases to be an Eligible Institution, the Indenture Trustee (or the Servicer on its behalf) shall within [_____] Business Days establish a new Reserve Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Reserve Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make

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

withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.5(a)(x)).

     (b) Funds on deposit in the Reserve Account shall be invested by the Indenture Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall maintain, for the benefit of the Class A Noteholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Class A Noteholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount and the balance, if any, shall be applied in accordance with Section 4.12(e). For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, interest and other investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the Expected Final Distribution Date) and the first Special Distribution Date, the Servicer shall calculate the amount (the "Reserve Account Draw Amount") if any, by which the Covered Amount for such Distribution Date or Special Distribution Date exceeds the Principal Funding Investment Proceeds for such Distribution Date or Special Distribution Date.

     (d) On each Distribution Date on which the Reserve Account Draw Amount is greater than zero, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of such Reserve Account Draw Amount and the Available Reserve Account Amount. The Indenture Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Reserve Account on any Distribution Date pursuant to this Section 4.12(d) as Available Funds.

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

     (e) On each Distribution Date with respect to the Accumulation Period (prior to the Expected Final Distribution Date) and the first Special Distribution Date, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and deposit into the Collection Account all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account to the extent that the Available Reserve Account Amount for such Distribution Date exceeds the Required Reserve Account Amount for such Distribution Date. The Indenture Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Reserve Account on any Distribution Date pursuant to this
Section 4.12(e) as Available Funds.

     (f) On each Distribution Date on which the Reserve Account Surplus is greater than zero, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and pay to the Holder of the Exchangeable Transferor Certificate an amount equal to such Reserve Account Surplus.

     (g) Upon the earliest to occur of (i) the termination of the Issuer pursuant to Article XI of the Indenture, (ii) the day on which the Class A Notes shall have been paid in full, (iii) if the Accumulation Period has not commenced, the occurrence of an Early Amortization Event with respect to Series [_____] and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Expected Final Distribution Date, the Indenture Trustee, at the written direction of the Servicer, after the prior payment of all amounts owing to the Series [_____] Noteholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Holder of the Exchangeable Transferor Certificate all amounts, if any, on deposit in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Indenture.

     Section 4.13 Postponement of Accumulation Period. The Accumulation Period is scheduled to commence at the end of the day on the last day of the [_____] Collection Period; provided, however, that, if the Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Expected Final Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Collection Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required

Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be determined to be less than one month.

     Section 4.14 Suspension of Accumulation Period. (a) The Transferor may, in its sole discretion and upon written notice to each Rating Agency, elect to suspend the commencement of the Accumulation Period. The commencement of the Accumulation Period shall be suspended upon delivery by the Transferor to the Indenture Trustee of (i) an Officer's Certificate stating that the Transferor has elected to suspend the commencement of the Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.14 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Class A Noteholders and the Class B Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this
Section 4.14 and all proceeds thereof. Such property shall constitute Trust Assets for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Issuer, the Indenture Trustee or any Noteholder of any obligation of the Transferor or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

     The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Class A Noteholders, of all of the rights previously held by the Transferor under any Qualified Maturity Agreement obtained by the Transferor and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Indenture, and subject to the terms hereof and thereof, for the benefit of the Class A Noteholders and the Class B Noteholders.

     (b) The Transferor shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the Class A Note Principal Balance on such Distribution Date; provided, however, that the Transferor may instead elect to fund all or a portion of such deposit with the proceeds of the issuance of a new Series or with the Available Principal Collections for such Distribution Date. The amount deposited shall be applied on the Expected Final Distribution Date pursuant to Section 4.5(c) as if the commencement of the Accumulation Period had not been suspended.

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

     (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Final Distribution Date; provided, however, that the Transferor may terminate a Qualified Maturity Agreement prior to such Distribution Date if (i) it obtains a substitute Qualified Maturity Agreement,
(ii) the provider of the Qualified Maturity Agreement ceases to qualify as a Qualified Institution and the Transferor is unable to obtain a substitute Qualified Maturity Agreement or (iii) an Early Amortization Event occurs. In addition, the Transferor may terminate a Qualified Maturity Agreement prior to the later of the last day of the [_____] Collection Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section
4.12 (as determined on the Determination Date preceding the date of such termination), in which case the commencement of the Accumulation Period shall be determined as if the Transferor had not elected to suspend such commencement. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as a Qualified Institution, the Transferor shall use its best efforts to obtain a substitute Qualified Maturity Agreement. The Transferor shall notify the Rating Agencies in writing if it intends to terminate a Qualified Maturity Agreement prior to the Expected Final Distribution Date.

     (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Final Distribution Date and the commencement of the Early Amortization Period and the Transferor does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period shall commence on the latest of (i) the last day of the [_____] Collection Period, (ii) at the election of the Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.13 (as determined on the date of such termination) and (iii) the first day of the Collection Period following the date of such termination.

     Section 4.15 Spread Account. (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain a fully segregated trust account at an Eligible Institution (which may not, unless agreed to by the Insurer, be the Originator, the Transferor or an Affiliate thereof) (the "Spread Account"). The Spread Account shall be maintained under the sole dominion and control of the Insurer. The Spread Account will be entitled "[______] Series [_____]." Neither the Originator, the Transferor, the Servicer, the Certificate Trust, the Note Trust, the Trustee, the Indenture Trustee (other than as the Eligible Institution holding the Spread Account) nor the Noteholders shall have any interest in the Spread Account, the funds on deposit in the Spread Account from time to time, any investments made from time to time with such funds or any proceeds of such investments except as provided herein and in the Transfer and Servicing Agreement or the Indenture. Funds on deposit in the Spread Account shall be invested in Eligible Investments as the Insurer or its agent shall specify. The Insurer hereby appoints FNANB as its agent (unless and until a Spread Account

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

Trigger Event occurs or the Insurer otherwise terminates the appointment) to specify to the Eligible Institution holding the Spread Account the Eligible Investments for the funds on deposit in the Spread Account, which investments shall be payable on demand or mature not later than the Business Day preceding the next Distribution Date and shall be held to maturity. All investments shall be made in the name of the Insurer and held by the Eligible Institution holding the Spread Account, or its securities intermediary or nominee, as agent of and for the benefit of the Insurer. Income earned on funds deposited to the Spread Account, if any, shall be considered a part of the Spread Account, up to the Required Spread Account Amount. The taxpayer identification number associated with the Spread Account shall be that of the Transferor. In the event the institution holding the Spread Account ceases to be an Eligible Institution, the Insurer shall direct the Indenture Trustee to establish a new Spread Account and to transfer the amounts on deposit therein and any investments then in the Spread Account to the new Spread Account within [_____] Business Days of such direction at an Eligible Institution acceptable to the Insurer. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Insurance Agreement, investment earnings on such funds shall be deemed to be available or on deposit only to the extent that the aggregate of such amount, plus the funds on deposit in the Spread Account, do not exceed the Required Spread Account Amount.

     (b) On each Distribution Date, after giving effect to all distributions pursuant to Section 4.5(a), funds deposited to the Spread Account, including any investment earnings, shall be applied (based upon calculations of the Servicer delivered to the Insurer, the Eligible Institution holding the Spread Account and the Indenture Trustee) in the following order of priority: first, to the Insurer to pay the portion of the Reimbursement Amount attributable to interest thereon; second, to the Insurer to reimburse the Insurer for the Reimbursement Amount (other than with respect to (i) the portions of the Reimbursement Amount attributable to interest thereon paid in item first above and (ii) Additional Reimbursement Amounts to the extent paid by the Originator, the Transferor or the Servicer, as applicable); third, to replenish the Spread Account up to the Required Spread Account Amount; and fourth, to the extent funds on deposit in the Spread Account exceed the Required Spread Account Amount, to the following persons in the following order of priority: (i) to the Insurer to satisfy any obligations of the Issuer, the Originator, the Transferor or the Servicer to pay interest to the Insurer under this Insurance Agreement; (ii) to the Insurer to satisfy all other unpaid obligations of the Issuer, the Originator, the Transferor or the Servicer under the Insurance Agreement, including without limitation, payment of the Monthly Series Enhancement Fee under Section 2.03 of this Insurance Agreement and any other unpaid Insurance Policy Obligation Amount and (iii) all remaining excess amounts, if any, will be released to the Transferor.

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

     (c) After the Class A Invested Amount has been paid in full, any unreimbursed Policy draws, any unpaid Insurance Policy Obligation Amount and any other amounts owed to the Insurer under the Transaction Documents, including any interest thereon, shall be paid to the Insurer from amounts remaining in the Spread Account. After all obligations of the Insurer under the Policy have terminated and the Policy has been returned to the Insurer and all amounts owed to the Insurer under the Transaction Documents have been fully paid, any amounts remaining in the Spread Account will be released to the Transferor.

                                   ARTICLE V

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

     Section 5.1 Distributions. (a) On each Determination Date, the Servicer shall deliver to the Indenture Trustee, the Paying Agent and each Rating Agency a certificate substantially in the form of Exhibit C prepared by the Servicer.

     (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record as of the preceding Record Date (other than as provided in Section 11.2 of the Master Indenture respecting a final distribution) such Class A Noteholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement, including amounts made available as a result of a draw on the Policy.

     (c) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record as of the preceding Record Date (other than as provided in Section 11.2 of the Master Indenture respecting a final distribution) such Class A Noteholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Notes pursuant to this Indenture Supplement, including amounts made available as a result of a draw on the Policy.

     (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record as of the preceding Record Date (other than as provided in Section 11.2 of the Master Indenture respecting a final distribution) such Class B Noteholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

     (e) On the Class B Principal Commencement Date and each Distribution Date thereafter, the Paying Agent shall distribute to each Class B Noteholder of record as of the preceding Record Date (other than as provided in Section 11.2 of the Master Indenture respecting a final distribution) such Class B

Noteholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

     (f) Except as provided in Section 11.2 of the Master Indenture with respect to a final distribution, distributions to Series [_____] Noteholders hereunder shall be made by check mailed to each such Noteholder at such Noteholder's address appearing in the Note Register without presentation or surrender of any such Series [_____] Note or the making of any notation thereon; provided, however, that, with respect to any such Series [_____] Notes registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds; and, provided further, that, with respect to the Class B Notes, such distributions shall be made to the Class B Noteholder in immediately available funds if the Class B Noteholder shall have delivered written instructions to the Indenture Trustee with respect to such distributions.

     Section 5.2 Statements to Series [_____] Noteholders. On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series [_____] Noteholder of record as of the preceding Record Date a statement substantially in the form of Exhibit D prepared by the Servicer setting forth certain information relating to the Issuer and the Series [_____] Notes.

     On or before January 31 of each calendar year, beginning with [_____], the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series [_____] Noteholder a statement prepared by the Servicer containing the information which is required to be contained in the monthly statement referred to in the preceding paragraph, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series [_____] Noteholder, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Series [_____] Noteholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                            EARLY AMORTIZATION EVENTS

     Section 6.1 Early Amortization Events. If any one of the events specified in Section 5.1 of the Master Indenture or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series [_____] Notes:

               (i) failure on the part of the Transferor (x) to make any payment or deposit required to be made by the Transferor by the terms of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement on or before the date occurring [_____] Business Days after the date such payment or deposit is required to be made; or (y) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Indenture that continues unremedied for a period of [_____] days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by the Holders of Series [_____] Notes evidencing not less than 50% of the Note Principal Balance, and as a result of which the interests of the Series [_____] Noteholders are materially and adversely affected (which determination shall be made without giving effect to the availability of the Policy);

               (ii) any representation or warranty made by the ransferor in the Pooling and Servicing Agreement or the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made that continues to be incorrect in any material respect for a period of [_____] days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by the Holders of Series [_____] Notes evidencing not less than 50% of the Note Principal Balance, and as a result of which the interests of the Series [_____] Noteholders are materially and adversely affected (which determination shall be made without giving effect to the availability of the Policy); provided, however, that if the representation or warranty which was breached relates to any particular Receivable or group of Receivables, an Early Amortization Event shall not be deemed to have occurred hereunder if the Transferor shall have accepted reassignment of such Receivable, or all of such Receivables, if applicable, during such period (or such longer period not to exceed a total of [_____] days as the Indenture Trustee may specify) in accordance with the provisions of the Indenture;

               (iii) any Servicer Default shall occur that would have a material adverse effect on the Holders of the Series [_____] Notes (which determination shall be made without giving effect to the availability of the Policy);

               (iv) the Transferor shall fail to designate Additional Accounts or cause the Issuer to repurchase Notes in an amount and within the time period required by Section 2.6(a) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable;

               (v) the average of the Portfolio Yields for any three consecutive Collection Periods minus the average of the Base Rates for such three consecutive Collection Periods shall be less than [_____]%;

               (vi)   the Receivables Purchase Agreement shall be terminated;

               (vii) the Class A Notes shall not be paid in full on the Expected Final Distribution Date;

               (viii) an Event of Default shall occur with respect to Series [_____] and the maturity of the Series [_____] Notes shall be accelerated pursuant to Section 5.3 of the Master Indenture;

               (ix) an Early Amortization Event (as defined in the Pooling and Servicing Agreement) shall occur prior to the Certificate Trust Termination Date; or

               (x)    any draw shall be made on the Policy;

         then, in the case of any event described in clause (i), (ii) or (iii), an Early Amortization Event will be deemed to have occurred with respect to the Series [_____] Notes only if, after any applicable grace period described in the clauses, either (x) the Indenture Trustee acting at the direction or with the consent of the Insurer so long as the Insurer has not defaulted on its obligations under the Policy and is not insolvent, or (y) the Holders of Series [_____] Notes evidencing more than 50% of the Note Principal Balance, in each case by written notice to the Transferor and the Servicer (and to the Indenture Trustee, if given by such Holders) declare that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any event described in Section 5.1 of the Master Indenture an Early Amortization Event with respect to all Series, and in the case of any event described in clause (iv), (v), (vi), (vii), (viii), (ix) or (x) an Early Amortization Event with respect to only the Series [_____] Notes, will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Holders of the Series [_____] Notes immediately upon the occurrence of such event unless, so long as the Insurer has not defaulted on its obligations under the Policy and is not insolvent, such Early Amortization Event has been waived by the Insurer.

                                  ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 Restrictions on Transfer.

         (a) Each Class A Note will bear a legend or legends substantially in the following form:

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         (b) The Transferor may at any time, without the consent of the Series [_____] Noteholders, (i) sell or transfer all or a portion of the Class B Notes, provided that (A) the Transferor shall have given notice to the Indenture Trustee, the Servicer and each Rating Agency of such proposed sale or transfer at least [_____] Business Days prior to the consummation of such sale or transfer, (B) no Early Amortization Event shall have occurred prior to the consummation of such proposed sale or transfer; (C) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause an Early Amortization Event to occur with respect to any Series and (D) the Transferor shall have provided an Opinion of Counsel addressed to the Indenture Trustee, dated the date of such certificate, to the effect that such proposed sale or transfer will not (x) adversely affect the tax characterization as debt of Notes of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Indenture Trustee was delivered at the time of their issuance that such Notes would be characterized as debt, (y) cause the Issuer to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (z) cause or constitute an event in which gain or loss would be recognized by any Noteholder.

         (c) No Class B Note or any interest therein may be Transferred except in accordance with this Section 7.1. No Class B Note or any interest therein may be Transferred to any Person (each, an "Assignee") unless the Assignee shall have executed and delivered the certification referred to in Section 7.1(d) and each of the Transferor and the Servicer shall have granted its prior consent thereto. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted Transfer that would cause the number of Holders to exceed ninety-nine shall be void.

       (d) Each initial purchaser of a Class B Note or any interest therein and any Assignee shall certify to the Transferor, the Servicer and the Indenture Trustee that it is either (x)(A) a citizen or resident of the United States, (B) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Class B Notes may constitute unrelated business taxable income or (C) a person not described in (A) or (B) whose ownership of the Class B Notes is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Class B Note will not result in any withholding obligation with respect to any payments with respect to the Class B Notes by any Person and who will furnish to the Noteholder making the Transfer, the Servicer and the Indenture Trustee, a properly executed United States Internal Revenue Service Form W-8ECI (and agree to provide a new Form W-8ECI upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (y) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

       (e) Each initial purchaser of a Class B Note or any interest therein and any Assignee shall certify to the Transferor, the Servicer and the Indenture Trustee that it has neither acquired nor will it Transfer any interest in a Class B Note or cause an interest in a Class B Note to be marketed on or through
(i) an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including, without limitation, a market wherein interests in the Class B Notes are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class B Notes and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each initial purchaser of a Class B Note or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class B Note, that it is not and will not become, for so long as it holds an interest in a Class B Note, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If an initial purchaser of an interest in a Class B Note or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Indenture Trustee may require additional certifications in order to prevent the Issuer from being treated as a publicly traded partnership. Each Holder acknowledges that special tax counsel to the Transferor may render

Opinions of Counsel from time to time to the Transferor and others that the Issuer will not be treated as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this Section 7.1(b).

       (f) Each Class B Note will bear a legend or legends substantially in the following form:

EACH PURCHASER OF THIS CLASS B NOTE REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE INDENTURE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

THIS CLASS B NOTE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS B NOTE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN
OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

       THIS CLASS B NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS CLASS B NOTE, BY THE PURCHASE HEREOF, AGREES THAT THIS CLASS B NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR

(7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE INDENTURE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE). EACH BENEFICIAL OWNER OF A CLASS B NOTE, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS B NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES [_____] INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CLASS B NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE INDENTURE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES [_____] INDENTURE SUPPLEMENT.

       (g) AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

       (h) Upon surrender for registration of transfer of a Class B Note at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class B Noteholder substantially in the form attached as Exhibit E, executed by the registered owner, in person or by such Class B Noteholder's attorney thereunto duly authorized in writing, and receipt by the Indenture Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Class B Note shall be transferred upon the Note Register, and the Transferor shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class B Notes of any authorized denominations and of a like aggregate principal amount and tenor. Each transfer of a Class B Note shall be subject to the restrictions set forth in this Section 7.1 and to such other restrictions as shall be set forth in the text of the Class B Notes. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register.

       Section 7.2 Ratification of Master Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken, and construed as one and the same instrument.

       Section 7.3 Counterparts. This Indenture Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

       Section 7.4 Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

       Section 7.5 Subordination of Certain Termination Payments. Notwithstanding anything contained in Section 7.1(b), upon the sale of Receivables or interests therein as provided in Section 7.1(b), the proceeds of any such sale payable in respect of the Series [_____] Notes shall be payable first to the Class A Noteholders on a pro rata basis until all obligations payable in respect of the Class A Notes are paid in full, then to the Class B Noteholders on a pro rata basis until all obligations payable in respect of the Class B Notes are paid in full.

       Section 7.6 Paired Series. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each class of Series [_____] Notes which is then rated, and prior to the commencement of the Early Amortization Period, the Series [_____] Notes may be paired with one or more other Series (each, a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and funded primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series [_____] Noteholders. As principal is paid or deposited into the Principal Funding Account with respect to the Series [_____] Notes, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will, if requested by the Transferor, be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may, if requested by the Transferor, be sold by the Issuer (and the proceeds thereof will, if requested by the Transferor, be distributed to the Transferor) and, in either case, the note principal balance or invested amount of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series [_____] Notes, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate note principal balance or invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the principal amount paid to the Series [_____] Noteholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in Section 2.11. If the Rating Agency Condition shall have been satisfied, the numerator of the Fixed Allocation Percentage with respect to allocations of Collections of Principal Receivables may be changed upon the occurrence of an Early Amortization Event with respect to (and as defined in the Supplement for) a Paired Series (provided that such numerator is not less than the Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers as of the day and year first above written.

                                           DC FUNDING INTERNATIONAL, INC.,
                                           as Transferor

                                      By:  _____________________________________
                                           Name:
                                           Title:



                                           FIRST NORTH AMERICAN NATIONAL BANK,
                                           as Servicer

                                      By:  _____________________________________
                                           Name:
                                           Title:



                                           JPMORGAN CHASE BANK,
                                           as Indenture Trustee

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A
                                                     TO THE INDENTURE SUPPLEMENT

             CLASS A SERIES [_____] FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         EACH PURCHASER OF THIS CLASS A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT FOR THE BENEFIT OF THE TRANSFEROR AND THE INDENTURE TRUSTEE THAT EITHER,
(A) SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. SECTION 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R.
SECTION 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940), OR (B) THE ACQUISITION AND HOLDING OF THE CLASS A NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE).

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FNANB CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK, THE TRANSFEROR OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FNANB CREDIT CARD MASTER TRUST, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                      $______________*

No. R- ____________________                                            CUSIP NO.

               FNANB CREDIT CARD MASTER NOTE TRUST SERIES [_____]

             CLASS A SERIES [_____] FLOATING RATE ASSET BACKED NOTE

         FNANB Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware Statutory Business Trust governed by an Amended and Restated Trust Agreement dated as of __________, 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ____________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Final Series Maturity Date (which is the ___________ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

________________
*    Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                  FNANB CREDIT CARD MASTER NOTE TRUST,
                                  as Issuer

                                  By: Wilmington Trust Company, not in its
                                      individual capacity, but solely as Owner
                                      Trustee under the Trust Agreement

                                      By: ______________________________________
                                      Name:
                                      Title:

Dated: _________ __, ____

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                                  JPMORGAN CHASE BANK,
                                                  as Indenture Trustee

                                                  By: __________________________
                                                         Authorized Signatory

Dated: _________ __, ____

               FNANB CREDIT CARD MASTER NOTE TRUST SERIES [_____]

             CLASS A SERIES [_____] FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as FNANB Credit Card Master Note Trust, Series [_____] (the "SERIES [_____] NOTES"), issued under a Master Indenture dated as of _____________, 2002 (the "MASTER INDENTURE"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2002 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class B Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST NORTH AMERICAN NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATION LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________                          _________________________________**
                                             Signature Guaranteed:


____________________
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                     TO THE INDENTURE SUPPLEMENT

     FORM OF CLASS B SERIES [_____] FLOATING RATE ASSET BACKED NOTE

     THIS CLASS B NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS CLASS B NOTE, BY THE PURCHASE HEREOF, AGREES THAT THIS CLASS B NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE INDENTURE AND, IF THE INDENTURE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE). EACH BENEFICIAL OWNER OF A CLASS B NOTE, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT). THIS CLASS B NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES [_____] INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CLASS B NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE INDENTURE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES [_____] INDENTURE SUPPLEMENT.

     EACH PURCHASER OF THIS CLASS B NOTE REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE INDENTURE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA")) WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R.
SECTION 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. SECTION 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940).

     THIS CLASS B NOTE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS B NOTE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

     AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FNANB CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK, THE TRANSFEROR, OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST, FNANB CREDIT CARD MASTER TRUST, THE TRANSFEROR, OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                   $_________________*
No. R-___________                                         CUSIP NO._____________

               FNANB CREDIT CARD MASTER NOTE TRUST SERIES [_____]

             CLASS B SERIES [_____] FLOATING RATE ASSET BACKED NOTE

     FNANB Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware Statutory Business Trust governed by an Amended and Restated Trust Agreement dated as of ___, 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ______________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Final Series Maturity Date (which is the ___________ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


___________________
*    Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                FNANB CREDIT CARD MASTER NOTE TRUST, as Issuer

                                By:  Wilmington Trust Company, not in its
                                     individual capacity, but solely as Owner
                                     Trustee under the Trust Agreement

                                     By:
                                        ________________________________________
                                     Name:
                                     Title:

Dated: _______ ___, ______

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

 This is one of the Class B Notes described in the within-mentioned Indenture.

                                                  JPMORGAN CHASE BANK,
                                                  as Indenture Trustee

                                                  By:___________________________
                                                     Authorized Signatory

Dated: _______ ___, ______

               FNANB CREDIT CARD MASTER NOTE TRUST SERIES [_____]

             CLASS B SERIES [_____] FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as FNANB Credit Card Master Note Trust, Series [_____] (the "SERIES [_____] NOTES"), issued under a Master Indenture dated as of _____________, 2002 (the "MASTER INDENTURE"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2002 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST NORTH AMERICAN NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATION LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee________________________.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________, ____                                                     **
                                                ------------------------------
                                                Signature Guaranteed:







_____________________________

**       The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      E-1